SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2008

Intelsat, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

(441) 294-1650

Registrant’s telephone number, including area code

n/a

(Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The Acquisition

On February 4, 2008, Serafina Acquisition Limited (“Serafina”) consummated its acquisition (the “Acquisition”) of 100% of the primary equity ownership of Intelsat Holdings, Ltd. (“Intelsat Holdings”), the direct parent of Intelsat, Ltd. (the “Company”), pursuant to a Share Purchase Agreement, dated as of June 19, 2007 (the “Share Purchase Agreement”), among Serafina, Intelsat Holdings, certain shareholders of Intelsat Holdings and Serafina Holdings Limited (“Serafina Holdings”). Serafina Holdings, the direct parent of Serafina, is an entity newly formed by funds controlled by BC Partners Limited (“BC Partners”) and certain other investors.

On February 4, 2008, the Company issued a press release announcing the Acquisition, a copy of which is furnished as Exhibit 99.1 attached hereto.

Amendment to Intelsat Subsidiary Holding Company, Ltd. Credit Agreement

On January 25, 2008, Intelsat Subsidiary Holding Company, Ltd. (“Intelsat Sub Holdco”), a wholly-owned indirect subsidiary of the Company, entered into an Amendment No. 3 (“Amendment No. 3”) to its Senior Secured Credit Agreement (the “Intelsat Sub Holdco Credit Agreement”), dated as of July 3, 2006, by and among Intelsat Sub Holdco, Intelsat Intermediate Holding Company, Ltd. (“Intermediate Holdco”), the several lenders from time to time party thereto, Citicorp USA, Inc., as administrative agent for the lenders and as agent for the secured parties, and certain other parties named therein.

Amendment No. 3 became effective upon the consummation of the Acquisition and amended and modified the Intelsat Sub Holdco Credit Agreement to, among other things,

(a) change the applicable margin (i) on ABR loans under the Tranche B Term Loan, Revolving Credit Loan and Swingline Loan facilities to a rate of 1.50% per annum and (ii) on LIBOR loans under the Tranche B Term Loan, Revolving Credit Loan and Swingline Loan facilities to a rate of 2.50% per annum,

(b) reduce the size of the revolving facility thereunder by $50 million and add a $50 million incremental revolving credit facility provision,

(c) add language requiring the payment of a prepayment premium for prepayments of term loans prior to February 4, 2010,

(d) make certain changes permitting the Acquisition,

(e) add a financial maintenance covenant requiring compliance with a Consolidated Secured Debt to Consolidated EBITDA Ratio of less than or equal to 1.5 to 1.0, and

(f) appoint Credit Suisse, Cayman Islands Branch as successor administrative agent.

Amendment No. 3 is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Intelsat Corporation Credit Agreement

On January 25, 2008, Intelsat Corporation (formerly known as PanAmSat Corporation, “Intelsat Corporation”), a wholly-owned indirect subsidiary of the Company, entered into an Amendment No. 2 (“Amendment No. 2”) to its Senior Secured Credit Agreement (the “Intelsat Corporation Credit Agreement”), dated as of August 20, 2004, as amended and restated as of March 22, 2005 and as further amended and restated as of July 3, 2006, by and among Intelsat Corporation, the institutions party thereto as lenders, Citicorp USA, Inc., as administrative agent for the lenders and as agent for the secured parties, and certain other parties named therein.

Amendment No. 2 became effective upon the consummation of the Acquisition and amended and modified the Intelsat Corporation Credit Agreement to, among other things,

(a) change the applicable margin (i) on ABR loans that are Term Loans to a rate of 1.50% per annum, (ii) on LIBOR loans that are Term Loans to a rate of 2.50% per annum, (iii) on ABR Loans that are Revolving Credit Loans or Swingline Loans to a rate of between 1.875% and 1.500%, and (iv) on LIBOR Loans that are Revolving Credit Loans or Swingline Loans to a rate of between 2.875% and 2.500%.

(b) reduce the size of the revolving facility thereunder by $75 million and add a $75 million incremental revolving credit facility provision,

(c) add language requiring the payment of a prepayment premium for prepayments of term loans prior to February 4, 2011 (with respect to Tranche B-2-A Term Loans) or February 14, 2010 (with respect to Tranche B-2-B Term Loans),

(d) make certain changes permitting the Acquisition,

(e) add a financial maintenance covenant requiring compliance with a Consolidated Secured Debt to Consolidated EBITDA Ratio of less than or equal to 4.5 to 1.0, and

(f) appoint Credit Suisse, Cayman Islands Branch as successor administrative agent.

Amendment No. 2 is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Incremental Term Loan Borrowing under Intelsat Corporation Credit Agreement

On February 4, 2008, Intelsat Corporation executed a Joinder Agreement (the “Joinder Agreement”) by and among Intelsat Corporation, Credit Suisse, Cayman Islands Branch, Bank of America, N.A., and Morgan Stanley Senior Funding, Inc., as Lenders and Credit Suisse, Cayman Islands Branch, as Administrative Agent, to the Intelsat Corporation Credit Agreement pursuant to which it incurred an additional $150 million in aggregate principal amount of Tranche B-2 Term Loans thereunder (the “Incremental Tranche B-2 Term Loans”). The Incremental Tranche B-2 Term Loans consist of Incremental Tranche B-2-A Term Loans, Incremental Tranche B-2-B Term Loans and Incremental Tranche B-2-C Term Loans. Interest on the Incremental Tranche B-2 Term Loans will accrue at LIBOR plus 2.50% and the Incremental Tranche B-2 Term Loans will mature in 2014. Intelsat Corporation will be required to make principal payments on the Incremental Tranche B-2 Term Loans in accordance with the Intelsat Corporation Credit Agreement. The Incremental Tranche B-2 Term Loans will have the benefit of the covenants and events of default set forth in the Intelsat Corporation Credit Agreement. The Joinder Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

The Intelsat Bermuda Transfer and Serafina Assignment

Intelsat Bermuda Transfer

On February 4, 2008, promptly after the consummation of the Acquisition and prior to the Serafina Assignment (as defined below), Intelsat (Bermuda), Ltd. (“Intelsat Bermuda”) entered into an Assignment and Assumption Agreement (the “Intelsat Bermuda Assignment and Assumption Agreement”), dated as of February 4, 2008, between Intelsat Bermuda and Intelsat Jackson Holdings, Ltd., a newly-formed wholly-owned direct subsidiary of Intelsat Bermuda (“Intelsat Jackson”), pursuant to which Intelsat Bermuda transferred (the “Intelsat Bermuda Transfer”) certain of its assets (including all of its direct and indirect ownership interests in Intermediate Holdco and Intelsat Corporation) and certain of its liabilities and obligations (including its 9 1/4% Senior Notes due 2016, 11 1/4 % Senior Notes due 2016, Floating Rate Senior Notes due 2013, Floating Rate Senior Notes due 2015 and senior unsecured credit facility) to Intelsat Jackson.

The Intelsat Bermuda Assignment and Assumption Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Assignment of Obligations under Intelsat Bermuda’s Senior Unsecured Credit Agreement

Following the consummation of the Acquisition, on February 4, 2008, Intelsat Bermuda, Intelsat Jackson, the Company, the Subsidiary Guarantors (as defined therein) and Bank of America, N.A., as administrative agent to the lenders (the “Administrative Agent”), entered into an Assumption and Affirmation Agreement (the “Assumption and Affirmation Agreement”), to (i) effect the assignment of the obligations of Intelsat Bermuda to Intelsat Jackson under Intelsat Bermuda’s $1,000,000,000 Senior Unsecured Credit Agreement, dated as of February 2, 2007 (the “Senior Unsecured Credit Agreement”), and (ii) confirm the guarantees of the existing guarantors under the Senior Unsecured Credit Agreement. In order to add Intelsat Bermuda as a guarantor under the Senior Unsecured Credit Agreement, Intelsat Bermuda and Intelsat Jackson entered into a New Guarantee Agreement (the “New Guarantee Agreement”), dated as of February 4, 2008, among Intelsat Bermuda, Intelsat Jackson and the Administrative Agent.

The Assumption and Affirmation Agreement and the New Guarantee Agreement are attached hereto as Exhibits 10.5 and 10.6, respectively, and are incorporated herein by reference.

Assignment of Obligations under Intelsat Bermuda’s 9 1/4% Senior Notes due 2016

Following the consummation of the Acquisition, on February 4, 2008, to (i) effect the assignment of the obligations of Intelsat Bermuda to Intelsat Jackson under Intelsat Bermuda’s 9 1/4% Senior Notes due 2016 (the “Guaranteed Notes”), (ii) confirm the guarantees of the existing guarantors of the Guaranteed Notes and (iii) add Intelsat Bermuda as a guarantor of the Guaranteed Notes,

(a) a First Supplemental Indenture (the “Guaranteed Notes First Supplemental Indenture”) was executed, dated as of February 4, 2008, among Intelsat Bermuda, Intelsat Jackson, the Company, as parent guarantor, Intelsat Sub Holdco, Intelsat Holdings LLC, Intelsat LLC, Intelsat Global Sales & Marketing Ltd., Intelsat USA Sales Corp., Intelsat USA License Corp., Intelsat Global Service Corporation and Intelsat UK Financial Services Ltd., as subsidiary guarantors (collectively, the “Subsidiary Guarantors”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), supplementing the Indenture, dated as of July 3, 2006 (the “Guaranteed Notes Indenture”), providing for the issuance of $750,000,000 in aggregate principal amount of the Guaranteed Notes, and

(b) a Second Supplemental Indenture (the “Guaranteed Notes Second Supplemental Indenture”) was executed, dated as of February 4, 2008, among Intelsat Bermuda, Intelsat Jackson, and the Trustee, supplementing the Guaranteed Notes Indenture.

The Guaranteed Notes First Supplemental Indenture and the Guaranteed Notes Second Supplemental Indenture are attached hereto as Exhibits 10.7 and 10.8, respectively, and are incorporated herein by reference.

Assignment of Obligations under Intelsat Bermuda’s 11 1/4% Senior Notes due 2016 and Floating Rate Senior Notes due 2013

Following the consummation of the Acquisition, on February 4, 2008, to (i) effect the assignment of the obligations of Intelsat Bermuda to Intelsat Jackson under Intelsat Bermuda’s 11 1/4% Senior Notes due 2016 (the “2016 Notes”) and Floating Rate Senior Notes due 2013 (the “2013 Notes” and, together with the 2016 Notes, the “Non-Guaranteed Notes”), (ii) confirm the guarantee of the Company of the Non-Guaranteed Notes and (iii) add Intelsat Bermuda as a guarantor of the Non-Guaranteed Notes,

(a) a First Supplemental Indenture (the “Non-Guaranteed Notes First Supplemental Indenture”) was executed, dated as of February 4, 2008, among Intelsat Bermuda, Intelsat Jackson, the Company, as parent guarantor, and the Trustee, supplementing the Indenture, dated as of July 3, 2006 (the “Non-Guaranteed Notes Indenture”), providing for the issuance of $1,330,000,000 and $260,000,000, respectively, in aggregate principal amount of the 2016 Notes and the 2013 Notes, and

(b) a Second Supplemental Indenture (the “Non-Guaranteed Notes Second Supplemental Indenture”) was executed, dated as of February 4, 2008, among Intelsat Bermuda, Intelsat Jackson, and the Trustee, also supplementing the Non-Guaranteed Notes Indenture.

The Non-Guaranteed Notes First Supplemental Indenture and the Non-Guaranteed Notes Second Supplemental Indenture are attached hereto as Exhibits 10.9 and 10.10, respectively, and are incorporated herein by reference. On January 8, 2008, the 2013 Notes were called for redemption by Intelsat Bermuda, and on February 7, 2008, the 2013 Notes were redeemed.

Assignment of Obligations under Intelsat Bermuda’s Floating Rate Senior Notes due 2015

Following the consummation of the Acquisition, on February 4, 2008, to (i) effect the assignment of the obligations of Intelsat Bermuda to Intelsat Jackson under Intelsat Bermuda’s Floating Rate Senior Notes due 2015 (the “2015 Notes”), (ii) confirm the guarantee of the Company of the 2015 Notes and (iii) add Intelsat Bermuda as a guarantor of the 2015 Notes,

(a) a First Supplemental Indenture (the “2015 Notes First Supplemental Indenture”) was executed, dated as of February 4, 2008, among Intelsat Bermuda, Intelsat Jackson, the Company, as parent guarantor, and the Trustee, supplementing the Indenture, dated as of January 12, 2007 (the “2015 Notes Indenture”), providing for the issuance of $600,000,000 in aggregate principal amount of the 2015 Notes, and

(b) a Second Supplemental Indenture (the “2015 Notes Second Supplemental Indenture”) was executed, dated as of February 4, 2008, among Intelsat Bermuda, Intelsat Jackson, and the Trustee, also supplementing the 2015 Notes Indenture.

The 2015 Notes First Supplemental Indenture and the 2015 Notes Second Supplemental Indenture are attached hereto as Exhibits 10.11 and 10.12, respectively, and are incorporated herein by reference. On January 8, 2008, the 2015 Notes were called for redemption by Intelsat Bermuda, and on February 7, 2008, the 2015 Notes were redeemed.

Assignment of Obligations under Intermediate Holdco’s 9 1/4% Senior Discount Notes due 2015

Following the consummation of the Acquisition, on February 4, 2008, to (i) effect the assignment of the obligations of Intelsat Bermuda (as a parent guarantor) to Intelsat Jackson under Intermediate Holdco’s 9 1/ 4% Senior Discount Notes due 2015 (the “Discount Notes”) and (ii) add Intelsat Bermuda as a guarantor of the Discount Notes, a Fourth Supplemental Indenture (the “Discount Notes Fourth Supplemental Indenture”) was executed, dated as of February 4, 2008, among Intelsat Bermuda, Intelsat Jackson, Intermediate Holdco, the Company, as co-obligor, and the Trustee, supplementing the Indenture, dated as of February 11, 2005, providing for the issuance of $478,700,000 in aggregate principal amount at maturity of the Discount Notes.

The Discount Notes Fourth Supplemental Indenture is attached hereto as Exhibit 10.13 and is incorporated herein by reference.

Assignment of Obligations under Intelsat Sub Holdco’s 8 1 /4% Senior Notes due 2013 and 8 5/8% Senior Notes due 2015

On February 4, 2008, to (i) effect the assignment of the obligations of Intelsat Bermuda (as a parent guarantor) to Intelsat Jackson under Intelsat Sub Holdco’s 8 1/4% Senior Notes due 2013 (the “8 1/4% Senior Notes”) and 8 5/8% Senior Notes due 2015 (the “8 5/8% Senior Notes” and, together with the 8 1/4% Senior Notes, the “Sub Holdco Notes”) and (ii) add Intelsat Bermuda as a guarantor of the Sub Holdco Notes, a Sixth Supplemental Indenture (the “Sub Holdco Notes Sixth Supplemental Indenture”) was executed, dated as of February 4, 2008, among Intelsat Bermuda, Intelsat Jackson, Intelsat Sub Holdco and the Trustee, supplementing the Indenture, dated as of January 28, 2005, providing for the issuance of $875,000,000 and $675,000,000, respectively, in aggregate principal amount at maturity of the 8 1/4% Senior Notes and the 8 5/8% Senior Notes.

The Sub Holdco Notes Sixth Supplemental Indenture is attached hereto as Exhibit 10.14 and is incorporated herein by reference.

The Serafina Assignment and Bridge Loan Credit Agreements

On February 4, 2008, in order to finance in part the Acquisition, Serafina borrowed $4,960,000,000 in aggregate principal amount of term loans under,

(a) a $2,805,000,000 Senior Unsecured Bridge Loan Credit Agreement, dated as of February 4, 2008 (the “Senior Bridge Loan Credit Agreement”), among Serafina, the several lenders party thereto, Credit Suisse, Cayman Islands Branch, as administrative agent, and certain other parties named therein, and

(b) a $2,155,000,000 Senior Unsecured PIK Election Bridge Loan Credit Agreement, dated as of February 4, 2008 (the “PIK Election Bridge Loan Credit Agreement” and, together with the Senior Bridge Loan Credit Agreement, the “Bridge Loan Credit Agreements”), among Serafina, the several lenders party thereto, Credit Suisse, Cayman Islands Branch, as administrative agent, and certain other parties named therein.

Following consummation of the Acquisition and the Intelsat Bermuda Transfer, on February 4, 2008, Intelsat Bermuda entered into an Assignment and Assumption Agreement (the “Serafina Assignment and Assumption Agreement”), between Serafina and Intelsat Bermuda, pursuant to which Serafina assigned (referred to herein as the “Serafina Assignment”) certain of its assets and liabilities to Intelsat Bermuda, including Serafina’s rights and obligations under, the Bridge Loan Credit Agreements and a Commitment Letter, dated as of June 19, 2007 (the “Commitment Letter”), among Serafina Acquisition Limited, Credit Suisse, Cayman Islands Branch, Credit Suisse Securities (USA) LLC, Banc of America, N.A., Banc of America Bridge LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as initial lenders, as amended by that certain Amended and Restated Amendment to Commitment Letter, Fee Letter and Engagement Letter, dated as of February 7, 2008 (the “Commitment Letter Amendment”).

In addition, on February 4, 2008 Intelsat Bermuda entered into an Assumption Agreement (the “Assumption Agreement”), between Serafina, Intelsat Bermuda and Credit Suisse, Cayman Islands Branch, as administrative agent pursuant to which Intelsat Bermuda agreed to assume Serafina’s obligations as borrower under the Senior Bridge Loan Credit Agreement and the PIK Election Bridge Loan Credit Agreement.

Borrowings under the Bridge Loan Credit Agreements are unsecured and not guaranteed by any other entities. If the loans outstanding under the Bridge Loan Credit Agreements are not repaid within one year after the date of borrowing, the loans will be automatically exchanged for interim loans in the same principal amount maturing nine years after the date of borrowing. After one year, loans under the Bridge Loan Credit Agreements are also exchangeable for exchange notes, which would be issued by Intelsat Bermuda pursuant to an indenture between Intelsat Bermuda and an indenture trustee.

The Bridge Loan Credit Agreements contain covenants which include, among other things: a limitation on Intelsat Bermuda’s and its restricted subsidiaries’ ability to incur additional debt or issue disqualified or preferred stock; a limitation on Intelsat Bermuda’s and its restricted subsidiaries’ ability to pay dividends, make other equity distributions or repurchase or redeem capital stock; a limitation on Intelsat Bermuda’s and its restricted subsidiaries’ ability to make certain investments; a limitation on Intelsat Bermuda’s and its restricted subsidiaries’ ability to enter into transactions with affiliates; a limitation on merger, consolidation and sale of assets applicable to Intelsat Bermuda and its restricted subsidiaries; and a limitation on Intelsat Bermuda’s and its restricted subsidiaries’ ability to incur liens on any of Intelsat Bermuda’s assets securing other indebtedness.

The Bridge Loan Credit Agreements also contain events of default with respect to: default in payments of interest after a 30-day grace period or a default in the payment of principal when due; default in the performance of any covenant in the Bridge Loan Credit Agreements that continues for more than 60 days after notice of default has been provided to Intelsat Bermuda; failure to make any payment when due, including applicable grace periods, under any indebtedness for money borrowed by the Company, Intelsat Bermuda or a significant subsidiary thereof having a principal amount in excess of $75 million; the acceleration of the maturity of any indebtedness for money borrowed by the Company, Intelsat Bermuda or a significant subsidiary thereof having a principal amount in excess of $75 million; failure by the Company, Intelsat Bermuda or a significant subsidiary to pay final judgments aggregating in excess of $75 million, which judgments are not discharged, waived or stayed for 60 days; or certain events of bankruptcy, insolvency or reorganization of the Company, Intelsat Bermuda or a significant subsidiary.

Borrowings under the Senior Bridge Loan Credit Agreement bear interest at the LIBOR rate in effect from time to time (determined in accordance with the Senior Bridge Loan Credit Agreement) plus a margin of 450 basis points (with such margin to increase by an additional 50 basis points six months from February 4, 2008 (the “Closing Date”), and then a further additional 50 basis points for each additional consecutive three-month period thereafter so long as any loans remain outstanding under the Senior Bridge Loan Credit Agreement). In no event will such interest rate exceed 11.25% per annum.

Borrowings under the PIK Election Bridge Loan Credit Agreement bear interest at the LIBOR rate in effect from time to time (determined in accordance with the PIK Election Bridge Loan Credit Agreement) plus a margin of 475 basis points (with such margin to increase by an additional 50 basis points six months from the Closing Date, and then a further additional 50 basis points for each additional consecutive three-month period thereafter so long as any loans remain outstanding under the PIK Election Bridge Loan Credit Agreement). In no event will such interest rate exceed 11.50% per annum. In addition, for any interest period through February 4, 2013, Intelsat Bermuda may, at its option, elect to pay interest on the loans under the PIK Election Bridge Loan Credit Agreement (a) entirely in cash, (b) entirely in payment-in-kind interest (“PIK Interest”) or (c) 50% in cash and 50% as PIK Interest. If so elected by Intelsat Bermuda, PIK Interest will be applied to increase the outstanding principal amount of the loans then outstanding under the PIK Election Bridge Loan Credit Agreement.

Pursuant to the terms of the Commitment Letter, the financial institutions party thereto committed to extend credit to the Company and its subsidiaries to finance change of control offers (or offers to repay) that subsidiaries of the Company may be required to make pursuant to the terms of their loan agreements or debt securities as a result of the completion of the Acquisition. Such financial institutions or their affiliates are also parties to the Bridge Loan Credit Agreements and the Joinder Agreement, and act as lenders and agents as specified in those agreements. In addition, entities which we believe to be affiliated with Credit Suisse and Banc of America own, indirectly, a portion of the equity in Intelsat Holdings.

The Serafina Assignment and Assumption Agreement is attached hereto as Exhibit 10.15 and incorporated herein by reference. The Assumption Agreement is attached hereto as Exhibit 10.16 and incorporated herein by reference. The Senior Bridge Loan Credit Agreement is attached hereto as Exhibit 10.17 and incorporated herein by reference. The PIK Election Bridge Loan Credit Agreement is attached hereto as Exhibit 10.18 and incorporated herein by reference. The Commitment Letter is attached hereto as Exhibit 10.19 and incorporated herein by reference. The Commitment Letter Amendment is attached hereto as Exhibit 10.20 and incorporated herein by reference.

Monitoring Fee Agreement

In connection with the closing of the Acquisition, Intelsat Bermuda entered into a monitoring fee agreement, referred to as the 2008 MFA, with BC Partners and Silver Lake Management Company III, L.L.C. (“Silver Lake”), or affiliates of, or entities advised by, designated by or associated with, BC Partners or Silver Lake, as the case may be, which parties shall be referred to as the 2008 MFA parties, pursuant to which the 2008 MFA parties will provide certain monitoring, advisory and consulting services to Intelsat Bermuda. Pursuant to the 2008 MFA, Intelsat Bermuda is obligated to pay an annual fee equal to the greater of (i) $6.25 million or (ii) 1.25% of adjusted EBITDA as defined in the Senior Bridge Loan Credit Agreement, and to reimburse the 2008 MFA parties for their out-of-pocket expenses. Intelsat Bermuda also agreed to indemnify the 2008 MFA parties and their directors, officers, employees, agents and representatives for losses relating to the services contemplated by the 2008 MFA and the engagement of the 2008 MFA parties pursuant to, and the performance by them of the services contemplated by, the 2008 MFA.

As payment for certain structuring and advisory services rendered, Intelsat Bermuda paid an aggregate transaction and advisory fee of $60 million to the 2008 MFA parties at the closing of the Acquisition. The Monitoring Fee Agreement is attached hereto as Exhibit 10.21 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On February 4, 2008, pursuant to the terms of the Share Purchase Agreement, the Monitoring Fee Agreement, dated as of July 3, 2006, between Intelsat Bermuda and certain affiliates of, or entities advised by, designated by or associated with, holders of Intelsat Holdings’ equity securities prior to consummation of the Acquisition, and the Monitoring Fee Agreement, dated as of January 28, 2005, between Intelsat Bermuda and certain affiliates of, or entities advised by, designated by or associated with, holders of Intelsat Holdings’ equity securities prior to consummation of the Acquisition, were terminated immediately upon the closing of the Acquisition.

Item 5.01	Changes in Control of Registrant.

On February 4, 2008, pursuant to the terms of the Share Purchase Agreement, Serafina acquired 100% of the primary equity ownership of Intelsat Holdings, direct parent of the Company. The aggregate cash purchase price for all of the equity securities of Intelsat Holdings was approximately $5.0 billion, which purchase price was funded in part by the Bridge Loan Credit Agreements described in Item 1.01 above. Serafina is a wholly owned subsidiary of Serafina Holdings Limited, which in turn, is owned by funds affiliated with BC Partners Limited, funds affiliated with Silver Lake, certain other equity investors and management.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Acquisition, Andrew D. Africk, Douglas Grissom, Richard A. Haight, James N. Perry, Jr., Andrew P. Sillitoe, Aaron J. Stone and Nicola Volpi voluntarily resigned from the board of directors of the Company and Intelsat Holdings (the “Boards of Directors”) effective February 4, 2008. Along with his role as director, Mr. Africk resigned as Deputy Chairman of the Boards of Directors.

Appointed as new members of the Boards of Directors effective February 4, 2008 were Raymond Svider, Egon-Pierre Durban and Kevin O’Donohue.

Mr. Svider, 45, has been a Managing Partner of BC Partners since 2003. He joined BC Partners in 1992 in Paris before moving to London in 2000 to lead its investments in the technology and telecoms industries. Over the years, Mr. Svider has participated in or led a variety of investments, including Tubesca, Nutreco, UTL, Neopost, Polyconcept, Neuf Telecom and Unity Media/ Tele Columbus. He is currently on the board of Neopost and Unity Media. Prior to joining BC Partners, Mr. Svider worked in investment banking at Wasserstein Perella in New York and Paris, and at the Boston Consulting Group in Chicago. Mr. Svider holds a Master of Business Administration from the University of Chicago and a Master of Science in Engineering from both Ecole Polytechnique and Ecole Nationale Superieure des Telecommunications in France.

Mr. Durban, 34, is a Managing Director based in London responsible for overseeing Silver Lake’s European private equity business. Mr. Durban joined Silver Lake in 1999 as a founding principal and has worked in the firm’s Menlo Park and New York offices. Mr. Durban serves on the Supervisory Board and Operating Committee of NXP B.V., on the Operating Committee of SunGard Capital Corp and on Silver Lake Partners’ Investment and Operating Committees. Prior to joining Silver Lake, Mr. Durban worked as an associate in Morgan Stanley’s Investment Banking Division. Mr. Durban organized and led a joint initiative between the Corporate Finance Technology Group and the Merger and Acquisition Financial Sponsor Group to analyze and present buyout opportunities in the technology industry. Previously, Mr. Durban worked in Morgan Stanley’s Corporate Finance Technology and Equity Capital Markets Group. Mr. Durban graduated from Georgetown University with a B.S. in Finance.

Mr. O’Donohue, 46, is a Managing Partner with BC Partners, which he joined in New York in 1991. Previously, he worked in investment banking at Merrill Lynch & Co., for McKinsey & Co. as a consultant and for Jacobs Suchard as a brand manager. He has an MBA from Stanford University and a BS in business administration from the University of California at Berkeley.

In connection with the Acquisition, existing Intelsat Holdings restricted shares (each an “Original Restricted Share”) and existing options to purchase Intelsat Holdings shares (each an “Original Option”) that were fully vested as of the consummation of the Acquisition were acquired for cash in accordance with the Share Purchase Agreement. In addition, in connection with the Acquisition, the Board of Directors of Serafina Holdings approved the adoption of the Serafina Holdings 2008 Share Incentive Plan (the “2008 Share Incentive Plan”), a form of Rollover Option Agreement and a form of Class A Restricted Share Agreement, the terms of which are substantially similar to the terms of the Intelsat Holdings 2005 Share Incentive Plan and related grant documents pursuant to which the Original Restricted Shares and Original Options were awarded. Pursuant to the Share Purchase Agreement, on the Closing Date, Jeffrey Freimark, Executive Vice President and Chief Financial Officer of the Company, received 45,420.51 options to purchase Serafina Holdings shares (“Rollover Options”), James Frownfelter, Chief Operating Officer of Intelstat Corporation, received 91,787.48 Rollover Options. Anita Beier, Senior Vice President and Controller of Intelsat Corporation, received 5,463.37 Rollover Options and Linda Kokal, Senior Vice President and Treasurer of Intelsat Corporation, received 4,371.03 Rollover Options in exchange for the cancellation of their unvested Original Options. Each such Rollover Option will vest in equal monthly installments on the last day of each calendar month with respect to 1/60 of the total number of shares originally underlying such time vesting Original Options (subject to the holder’s continued employment) pursuant to the terms of the 2008 Share Incentive Plan and the applicable Rollover Option Agreement. In addition, on the Closing Date, unvested Original Restricted Shares held by David McGlade, Chief Executive Officer of the Company, and Phillip Spector, Executive Vice President, Business Development, and General Counsel of the Company, were contributed to Serafina Holdings in exchange for the issuance of, respectively, 158,810.45 Class A Restricted Shares of Serafina Holdings (“Class A Restricted Shares”) and 70,165.54 Class A Restricted Shares, in accordance with the Share Purchase Agreement. Each such Class A Restricted Share will vest in equal monthly installments on the first day of each calendar month with respect to 1/60 of the total number of time vesting Original Restricted Shares (subject to the holder’s continued employment) pursuant to the terms of the 2008 Share Incentive Plan and the applicable Class A Restricted Share Agreement. Each of Jeffrey Freimark, James Frownfelter, David McGlade, Phillip Spector and Joseph Wright, Jr., Chairman and Director of the Company, has an employment agreement with Intelsat Holdings and/or its subsidiaries. In connection with the Acquisition, it is expected that new or amended employment agreements will be entered into with certain executives of Intelsat Holdings and its subsidiaries. It is also expected that certain executives will be awarded Class B restricted shares of Serafina Holdings following the Acquisition.

Item 8.01	Other Events.

Notice of Redemption of Intelsat, Ltd. Notes due 2008

On February 5, 2008, the Company issued a Notice of Redemption to the holders of its outstanding $400.0 million 5- 1/4% Senior Notes due 2008 (the “2008 Notes”) that the Company intends to redeem all of the outstanding 2008 Notes on March 6, 2008.

Expected Capital Expenditures for 2008

The Company also announced that it currently believes that its total capital expenditures for 2008 will be in the range of approximately $460 million to $500 million.

Safe Harbor under Private Securities Litigation Reform Act of 1995

Some of the statements in this report, including statements relating to anticipated capital expenditures for 2008, constitute “forward-looking statements” that do not directly or exclusively relate to historical facts. The forward-looking statements made in this report reflect the Company’s intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, including known and unknown risks, uncertainties and other factors, many of which are outside of the Company’s control. Detailed information about some of the known risks is included in the Company’s annual report on Form 10-K for the year ended December 31, 2006 and the Company’s other periodic reports filed with the U.S. Securities and Exchange Commission. Because actual results could differ materially from the Company’s intentions, plans, expectations, assumptions and beliefs about the future, you are urged to view all forward-looking statements contained in this report with caution. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 3 to Credit Agreement and Appointment of Administrative Agent, dated as of January 25, 2008, among Intelsat Intermediate Holding Company, Ltd., Intelsat Subsidiary Holding Company, Ltd., the lenders party thereto, Citicorp USA, Inc., in its capacity as administrative agent for the lenders and as agent for the secured parties, and Credit Suisse, Cayman Islands Branch, as successor administrative agent.

10.2	Amendment No. 2 to Credit Agreement and Appointment of Administrative Agent, dated as of January 25, 2008, among Intelsat Corporation, the lenders party thereto, Citicorp USA, Inc., in its capacity as administrative agent for the lenders and as agent for the secured parties, and Credit Suisse, Cayman Islands Branch, as successor administrative agent.

10.3	Joinder Agreement, dated as of February 4, 2008, among Intelsat Corporation, Credit Suisse, Cayman Islands Branch, and the lenders party thereto.

10.4	Assignment and Assumption Agreement, dated as of February 4, 2008, between Intelsat (Bermuda), Ltd. and Intelsat Jackson Holdings, Ltd.

10.5	Assumption and Affirmation Agreement, dated as of February 4, 2007, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd., Intelsat, Ltd., as parent guarantor, Intelsat Subsidiary Holding Company, Ltd., Intelsat Holdings LLC, Intelsat LLC, Intelsat Global Sales & Marketing Ltd., Intelsat USA Sales Corp., Intelsat USA License Corp., Intelsat Global Service Corporation and Intelsat UK Financial Services Ltd., as subsidiary guarantors, and Bank of America, N.A., as administrative agent for the lenders.

10.6	New Guarantee Agreement, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Bank of America, N.A., as administrative agent for the Lenders.

10.7	First Supplemental Indenture, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd., Intelsat, Ltd., as parent guarantor, Intelsat Subsidiary Holding Company, Ltd., Intelsat Holdings LLC, Intelsat LLC, Intelsat Global Sales & Marketing Ltd., Intelsat USA Sales Corp., Intelsat USA License Corp., Intelsat Global Service Corporation and Intelsat UK Financial Services Ltd., as subsidiary guarantors, and Wells Fargo Bank, National Association, as trustee.

10.8	Second Supplemental Indenture, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Wells Fargo Bank, National Association, as trustee.

10.9	First Supplemental Indenture, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd., Intelsat, Ltd., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

10.10	Second Supplemental Indenture, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Wells Fargo Bank, National Association, as trustee.

10.11	First Supplemental Indenture, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd., Intelsat, Ltd., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

10.12	Second Supplemental Indenture, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Wells Fargo Bank, National Association, as trustee.

10.13	Fourth Supplemental Indenture, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd., Intelsat Intermediate Holding Company, Ltd., Intelsat, Ltd., as co-obligor, and Wells Fargo Bank, National Association, as trustee.

10.14	Sixth Supplemental Indenture, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd., Intelsat Subsidiary Holding Company, Ltd. and Wells Fargo Bank, National Association, as trustee.

10.15	Assignment and Assumption Agreement, dated as of February 4, 2008, between Serafina Acquisition Limited and Intelsat (Bermuda), Ltd.

10.16	Assumption Agreement, dated as of February 4, 2008, among Serafina Acquisition Limited, Intelsat (Bermuda), Ltd. and Credit Suisse, Cayman Islands Branch, as administrative agent for the lenders.

10.17	Senior Unsecured Bridge Loan Credit Agreement, dated as of February 4, 2008, among Serafina Acquisition Limited, as initial borrower, Intelsat (Bermuda), Ltd., as borrower, the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as administrative agent, Banc of America Bridge LLC, as syndication agent, Morgan Stanley Senior Funding, Inc., as documentation agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as joint lead arrangers and joint bookrunners.

10.18	Senior Unsecured PIK Election Bridge Loan Credit Agreement, dated as of February 4, 2008, among Serafina Acquisition Limited, as initial borrower, Intelsat (Bermuda), Ltd., as borrower, the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as administrative agent, Banc of America Bridge LLC, as syndication agent, Morgan Stanley Senior Funding, Inc., as documentation agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as joint lead arrangers and joint bookrunners.

10.19	Commitment Letter, dated as of June 19, 2007, among Serafina Acquisition Limited, Credit Suisse, Banc of America, N.A., Banc of America Bridge LLC and Morgan Stanley Senior Funding, Inc., as initial lenders.

10.20	Amended and Restated Commitment Letter Amendment, dated as of February 7, 2008, among Serafina Acquisition Limited, Credit Suisse, Banc of America, N.A., Banc of America Bridge LLC and Morgan Stanley Senior Funding, Inc., as initial lenders.

10.21	Monitoring Fee Agreement, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., BC Partners Limited and Silver Lake Management Company III, L.L.C.

99.1	Press Release dated February 4, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2008

INTELSAT, LTD.

By:	/s/ Jeffrey Freimark
Name:	Jeffrey Freimark
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 3 to Credit Agreement and Appointment of Administrative Agent, dated as of January 25, 2008, among Intelsat Intermediate Holding Company, Ltd., Intelsat Subsidiary Holding Company, Ltd., the lenders party thereto, Citicorp USA, Inc., in its capacity as administrative agent for the lenders and as agent for the secured parties, and Credit Suisse, Cayman Islands Branch, as successor administrative agent.

10.2	Amendment No. 2 to Credit Agreement and Appointment of Administrative Agent, dated as of January 25, 2008, among Intelsat Corporation, the lenders party thereto, Citicorp USA, Inc., in its capacity as administrative agent for the lenders and as agent for the secured parties, and Credit Suisse, Cayman Islands Branch, as successor administrative agent.

10.3	Joinder Agreement, dated as of February 4, 2008, among Intelsat Corporation, Credit Suisse, Cayman Islands Branch, and the lenders a party thereto.

10.4	Assignment and Assumption Agreement, dated as of February 4, 2008, between Intelsat (Bermuda), Ltd. and Intelsat Jackson Holdings, Ltd.

10.5	Assumption and Affirmation Agreement, dated as of February 4, 2007, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd., Intelsat, Ltd., as parent guarantor, Intelsat Subsidiary Holding Company, Ltd., Intelsat Holdings LLC, Intelsat LLC, Intelsat Global Sales & Marketing Ltd., Intelsat USA Sales Corp., Intelsat USA License Corp., Intelsat Global Service Corporation and Intelsat UK Financial Services Ltd., as subsidiary guarantors, and Bank of America, N.A., as administrative agent for the lenders.

10.6	New Guarantee Agreement, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Bank of America, N.A., as administrative agent for the Lenders.

10.7	First Supplemental Indenture, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd., Intelsat, Ltd., as parent guarantor, Intelsat Subsidiary Holding Company, Ltd., Intelsat Holdings LLC, Intelsat LLC, Intelsat Global Sales & Marketing Ltd., Intelsat USA Sales Corp., Intelsat USA License Corp., Intelsat Global Service Corporation and Intelsat UK Financial Services Ltd., as subsidiary guarantors, and Wells Fargo Bank, National Association, as trustee.

10.8	Second Supplemental Indenture, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Wells Fargo Bank, National Association, as trustee.

10.9	First Supplemental Indenture, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd., Intelsat, Ltd., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

10.10	Second Supplemental Indenture, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Wells Fargo Bank, National Association, as trustee.

10.11	First Supplemental Indenture, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd., Intelsat, Ltd., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

10.12	Second Supplemental Indenture, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Wells Fargo Bank, National Association, as trustee.

10.13	Fourth Supplemental Indenture, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd., Intelsat Intermediate Holding Company, Ltd., Intelsat, Ltd., as co-obligor, and Wells Fargo Bank, National Association, as trustee.

10.14	Sixth Supplemental Indenture, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd., Intelsat Subsidiary Holding Company, Ltd. and Wells Fargo Bank, National Association, as trustee.

10.15	Assignment and Assumption Agreement, dated as of February 4, 2008, between Serafina Acquisition Limited and Intelsat (Bermuda), Ltd.

Exhibit Number	Description
10.16	Assumption Agreement, dated as of February 4, 2008, among Serafina Acquisition Limited, Intelsat (Bermuda), Ltd. and Credit Suisse, Cayman Islands Branch, as administrative agent for the lenders.

10.17	Senior Unsecured Bridge Loan Credit Agreement, dated as of February 4, 2008, among Serafina Acquisition Limited, as initial borrower, Intelsat (Bermuda), Ltd., as borrower, the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as administrative agent, Banc of America Bridge LLC, as syndication agent, Morgan Stanley Senior Funding, Inc., as documentation agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as joint lead arrangers and joint bookrunners.

10.18	Senior Unsecured PIK Election Bridge Loan Credit Agreement, dated as of February 4, 2008, among Serafina Acquisition Limited, as initial borrower, Intelsat (Bermuda), Ltd., as borrower, the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as administrative agent, Banc of America Bridge LLC, as syndication agent, Morgan Stanley Senior Funding, Inc., as documentation agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as joint lead arrangers and joint bookrunners.

10.19	Commitment Letter, dated as of June 19, 2007, among Serafina Acquisition Limited, Credit Suisse, Banc of America, N.A., Banc of America Bridge LLC and Morgan Stanley Senior Funding, Inc., as initial lenders.

10.20	Amended and Restated Commitment Letter Amendment, dated as of February 7, 2008, among Serafina Acquisition Limited, Credit Suisse, Banc of America, N.A., Banc of America Bridge LLC and Morgan Stanley Senior Funding, Inc., as initial lenders.

10.21	Monitoring Fee Agreement, dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., BC Partners Limited and Silver Lake Management Company III, L.L.C.

99.1	Press Release dated February 4, 2008.